Exhibit 10.54

September 30, 2000

Dr. Allen Kahn
Apt 7808
175 E. Delaware Place
Chicago, IL 60611

Dear Dr. Kahn:

This letter shall serve as documentation of our recent discussions in which you have agreed to extend the maturity date the following convertible and non-convertible notes for an additional twelve months from their original maturity date. As discussed, the conversion feature (Section 3 of the note agreements) remains unchanged by this extension agreement.

Date of Convertible Note   Amount      Original Maturity     Revised Maturity
------------------------   ---------   -----------------     ----------------
October 26, 1999           $200,000    October 26, 2000      October 26, 2001
November 22, 1999          $100,000    November 22, 2000     November 22, 2001
February 18,2000           $75,000     February 18,2001      February 18,2002

If you are in agreement with above information, please sign below and return an original to my attention.

Sincerely,


/s/ Charles E. Coppa                                 Agreed, /s/ Dr. Allen Kahn
Chief Financial Officer